Exhibit 10.2

RESIGNATION FROM
THE BOARD OF DIRECTORS
AND ALL OFFICER POSITIONS
OF
PERKINS OIL & GAS INC.

The following is a true copy of the resolution duly adopted by the Board of Directors of the Corporation at a special meeting, notice to this meeting having been waived, held on the 3rd day of February, 2017

WHEREAS the undersigned was appointed as Director of the Corporation and has served in said capacity to date, he has determined at this time to formally RESIGN and renounce all further corporate designation or affiliation with PERKINS OIL & GAS INC. and hereby formally RESIGNS, and severs any and all official ties, duties, obligations or liabilities regarding PERKINS OIL & GAS INC., and does hereby, by affixing, her signature hereto, officially as her last corporate act, DOES HEREBY RESIGN. This Resignation is not the result of any dispute with management. In addition, the undersigned hereby formally RESIGNS from his positions as CEO, CFO, President, Treasurer and Secretary of the Corporation.

The Board shall choose a new Director at a time and place of its choosing.

DATED:  February 3rd, 2017

/s/ Betty Myers
Betty Myers